UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2020

Commission File Number	Name of Registrant, Address of Principal Executive Offices and Telephone Number	State of Incorporation	IRS Employer Identification No.
1-16681	Spire Inc. 700 Market Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504
1-1822	Spire Missouri Inc. 700 Market Street St. Louis, MO 63101 314-342-0500	Missouri	43-0368139

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock $1.00 par value	SR	New York Stock Exchange LLC

Depositary Shares, each representing a 1/1,000th interest in a share of 5.90% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $25.00 per share	SR.PRA	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01 Regulation FD Disclosure.

Tender Offer

On June 8, 2020, Spire Missouri, Inc. (formerly known as Laclede Gas Company) (the “Company”), a wholly owned subsidiary of Spire Inc., issued a press release announcing that it has commenced a cash tender offer to purchase any and all of the Company’s (i) outstanding $25.0 million aggregate principal amount of First Mortgage Bonds, 7% Series due June 1, 2029, (ii) outstanding $30.0 million aggregate principal amount of First Mortgage Bonds, 7.90% Series due September 15, 2030, (iii) outstanding $100.0 million aggregate principal amount of First Mortgage Bonds, 6% Series due May 1, 2034, (iv) outstanding $55.0 million aggregate principal amount of First Mortgage Bonds, 6.15% Series due June 1, 2036 and (v) outstanding $100.0 million aggregate principal amount of First Mortgage Bonds, 4.625% Series due August 15, 2043. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated June 8, 2020, announcing the tender offer by the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

The information contained in Item 7.01 of this report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18.  Furthermore, the information contained in Item 7.01 of this report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spire Inc.
Date:	June 8, 2020	By:	/s/ Adam W. Woodard
Adam W. Woodard Vice President and Treasurer

Spire Missouri Inc.
Date:	June 8, 2020	By:	/s/ Adam W. Woodard
Adam W. Woodard Chief Financial Officer and Treasurer